SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 21, 2008
Date of report (Date of earliest event reported)

HMN FINANCIAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24100	41-1777397
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1016 Civic Center Drive Northwest PO Box 6057 Rochester, Minnesota	55903-6057
(Address of Principal Executive Offices)	(Zip Code)
(507) 535-1200
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

The information in this section is being furnished to, but not filed with, the Securities and Exchange Commission.

On July 21, 2008, HMN Financial, Inc. (HMN) issued a press release that included financial information for its quarter and six months ended July 21, 2008.  A copy of the press release is attached as Exhibit 99 to this Form 8-K and incorporated by reference into this Item 2.02.

Item 8.01     Other Events.

On July 22, 2008, HMN issued a press release announcing that its board of directors had extended its stock repurchase program authorizing HMN to repurchase up to 300,000 share of HMN’s common stock from time to time until January 26, 2010 in transactions on the Nasdaq Market or otherwise. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference into this Item 2.02.

Item 9.01     Financial Statements and Exhibits.

           (c) Exhibits (the following exhibits are furnished to the SEC)

Exhibit Number	Description

99	Press release dated July 21, 2008
99.1	Press release dated July 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN FINANCIAL, INC.

Date:	July 25, 2008	/s/	Jon Eberle
Jon Eberle
Senior Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

No.	Description	Manner of Filing
99	Press release dated July 21, 2008	Filed Electronically
99.1	Press release dated July 22, 2008	Filed Electronically